Filed Pursuant to Rule 497

File No. 333-176316

AMERICAN REAL ESTATE INCOME FUND

(the “Fund”)

Supplement No. 2 to the Fund’s Prospectus and Statement of Additional Information (“SAI”), dated April 9, 2014, as supplemented September 22, 2014

This Supplement contains new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus, as amended and further supplemented, and should be read in conjunction with the Prospectus and SAI.

PROSPECTUS COVER

The following replaces in its entirety the text under the heading “Securities Offered” on the cover page of the Prospectus:

The Fund engages in a continuous offering of shares. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund has registered and is offering to sell, under the terms of this prospectus, 100,000,000 shares of beneficial interest, at the Fund’s daily net asset value per share (“NAV”) plus any applicable sales load. The initial offering price is $10.00 per share. The minimum initial investment by a shareholder is $2,500 for regular accounts and $1,000 for retirement plan accounts. Subsequent investments may be made with at least $100. The Fund is offering to sell its shares through Realty Capital Securities, LLC, its distributor. The distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its best efforts to sell the shares. During the continuous offering, shares will be sold at the NAV of the Fund next determined plus any applicable sales load. See “Plan of Distribution.” The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933, as amended, until the Fund has sold shares in an amount equal to approximately $1 billion. The Fund will make quarterly repurchase offers subject to certain conditions. See “Quarterly Repurchases of Shares.”

PLAN OF DISTRIBUTION

The following replaces in its entirety the three paragraphs included under the heading “Purchasing Shares” on pages 46 and 47 of the Prospectus:

Investors may purchase shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by GFS. The returned check and stop payment fee is currently $25. Investors may buy and sell shares of the Fund through financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”). Orders will be priced at the appropriate price next computed after they are received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, and forwarding payment promptly. Orders transmitted with a Financial Intermediary before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, will be priced based on the Fund’s NAV next computed after they are received by the Financial Intermediary.

Please Retain this Supplement for Future Reference